As filed with the Securities and Exchange Commission on February 18, 2005
                                              Registration Nos. 333 - _________
                                                                811 - _________

-------------------------------------------------------------------------------

                                 United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                            ________________________

                                   FORM N-1A
                            ________________________



Registration Statement under the Securities Act of 1933                |X|
         Pre-Effective Amendment No.                                   |_|
         Post-Effective Amendment No.                                  |_|

                  and/or

Registration Statement under the Investment Company Act of 1940        |X|
         Amendment No.                                                 |_|

                            ________________________

                             CLAYMORE EQUITY TRUST
                            ________________________

               (Exact Name of Registrant as Specified in Charter)
                            ________________________

                           2455 Corporate West Drive
                             Lisle, Illinois 60532

                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (630) 505-3700

                                Nicholas Dalmaso
                             Claymore Advisors, LLC
                           2455 Corporate West Drive
                             Lisle, Illinois 60532

                    (Name and Address of Agent for Service)
                           ____________________________

                                   Copies to:

                                 Thomas A. Hale
                    Skadden, Arps, Slate, Meagher & Flom LLP
                              333 W. Wacker Drive
                            Chicago, Illinois 60606


Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

     |_| immediately upon filing pursuant to paragraph (b) |_| on (date) pursuant to paragraph (b)
     |_| 60 days after filing pursuant to paragraph (a)(1) |_| on (date) pursuant to paragraph (a)(1)
     |_| 75 days after filing pursuant to paragraph (a)(2) |_| on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.01 per share.

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

===============================================================================
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
===============================================================================


                Subject to Completion - dated February 18, 2005

CLAYMORE(R) LOGO]                                               [FIDUCIARY LOGO]



                   CLAYMORE/FIDUCIARY HEDGED CORE EQUITY FUND

                                   PROSPECTUS

    ************************************************************************



Claymore/Fiduciary Hedged Core Equity Fund's investment objective is to provide capital appreciation and, to a lesser extent, current income and gains. The Fund seeks to achieve its investment objective by:

   o    investing in a diversified portfolio of equity securities; and

   o writing (selling) call options on a substantial portion of the Fund's portfolio securities.

The Fund seeks capital appreciation in the value of the equity securities held in the Fund's portfolio and, to a lesser extent, to produce current income and gains primarily from the premium income it receives from writing (selling) call options and from dividends received. There can be no assurance that the Fund's investment objective will be achieved.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                                 Class A Shares

                                 Class C Shares




                                 CLAYMORE Funds



                        Prospectus is dated      , 2005

                               TABLE OF CONTENTS


Fund Profile .................................................................

Fund Performance .............................................................

Fees and Expenses of the Fund ................................................

Investment Objectives and Strategies .........................................

Risks ........................................................................

Investment Advisory Services .................................................

Distribution Plan and Service Plan ...........................................

Purchase of Shares ...........................................................

Redemption of Shares .........................................................

Frequent Purchases and Redemptions ...........................................

Distributions from the Fund ..................................................

Shareholder Services .........................................................

Federal Income Taxation ......................................................

Other Information ............................................................





         No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, the Fund's investment sub-adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                                  FUND PROFILE


Investment Objective

         The Fund's investment objective is to provide capital appreciation and, to a lesser extent, current income and gains.

Investment Rationale

         The Fund is designed to combine a diversified portfolio of common stocks with a program of writing (selling ) options on these stocks to seek to provide ongoing current returns through varying market conditions. The Fund seeks to capture potential total returns (from asset appreciation dividends, option writing income and realized capital gains) in neutral to modestly rising market conditions that are attractive and steady. In downward-trending equity markets, the Fund's strategy is designed to provide a partial hedge to equity investors and may provide a steady return to investors.

Primary Investment Strategies

         Under normal market conditions, the Fund will pursue an integrated investment strategy in which the Fund (i) will invest substantially all of its net assets in a diversified portfolio of common stock of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges, and (ii) by employing an option strategy of writing covered call options on a substantial portion of the common stocks in the Fund's portfolio. The extent of option writing activity will depend upon market conditions and the investment adviser's ongoing assessment of the attractiveness of writing call options on the Fund's stock holdings. The Fund seeks capital appreciation in the value of the equity securities held in the Fund's portfolio and, to a lesser extent, to produce current income and gains primarily from the premium income it receives from writing (selling) call options and from dividends received.

Primary Investment Risks

         An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

         Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

         Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities.

     o There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

     o As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

     o The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     o There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.

     o The hours of trading for options may not conform to the hours during which the underlying securities are traded.

     o The number of call options the Fund can write is limited by the amount of Fund assets that can cover such options, and further limited by the fact that call options represent 100 share lots of the underlying common stock.

     o When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price.

         Risks of Mid-Cap and Small-Cap Companies. The Fund's sub-adviser anticipates that the Fund's portfolio typically will be composed principally of equity securities of domestic large capitalization companies. However, the Fund may also invest in equity securities of companies of any size capitalization, including companies with comparatively medium ("mid-cap") and small ("small-cap") capitalizations to those of other, larger capitalized companies. The securities of small or mid capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies.

         Income and Fund Distribution Risk. The income that shareholders receive from the Fund through quarterly distributions is based primarily on the premiums the Fund receives from writing options as well as the dividends and interest it earns from its investments. Net option premiums and dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term. If stock prices or stock price volatility declines, the level of premiums from options writing and the amounts available for distribution from options activity will likely decrease as well. Payments to purchase put options and to close written call options will reduce amounts available for distribution from call option premiums received and proceeds of closing put options. Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Investment Advisory Services

         Claymore Advisors, LLC serves as the Fund's investment adviser ("Investment Adviser") and Fiduciary Asset Management, LLC serves as the sub-adviser ("Sub-Adviser") and is responsible for the management of the Fund's portfolio of securities.

                                FUND PERFORMANCE

         As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund's performance and risks by looking at how the Fund's performance varies from year to year and how the Fund's performance compares to a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

                         FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     Shareholder Fees                               |  Class A       Class C
     (paid directly from your investment)           |   Shares       Shares
     -----------------------------------------------|--------------------------
     Maximum sales charge (load) imposed on         |   [ ]%1          []
     purchases (as a percentage of offering price)  |
     ...............................................|..........................
     Maximum deferred sales charge (load) (as a     |    None         [ ]2
     percentage of the lesser of original purchase  |
     price or redemption proceeds)                  |
     ...............................................|..........................
     Maximum sales charge (load) imposed on         |
     reinvested dividends                           |    None          [ ]
     ...............................................|..........................
     Redemption fee                                 |    None          [ ]
     ...............................................|..........................
     Exchange fee                                   |    None          [ ]
     --------------------------------------------------------------------------

     1 Reduced for purchases of $[ ] and over. See "Purchase of Shares --Class A Shares."

     2 The maximum deferred sales charge is [ ]% in the first year after purchase and 0.00% thereafter. See "purchase of Shares-- Class C Shares."


     Annual Fund Operating Expenses                 |  Class A      Class C
     (expenses that are deducted from Fund assets)  |   Shares      Shares
     -----------------------------------------------|-------------------------
     Management Fees                                |    [ ]          [ ]
     ...............................................|.........................
     Distribution and/or service  (12b-1) fees      |    [ ]         [ ]1
     ...............................................|.........................
     Other expenses2                                |    [ ]          [ ]
     -----------------------------------------------|-------------------------
     Total annual fund operating expenses           |    [ ]          [ ]
     -------------------------------------------------------------------------

     1 While Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

     2 "Other Expenses" have been estimated for the Fund's current fiscal year.

Example

         The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          One Year     Three Years     Five Years     Ten Years
     ------------------|--------------------------------------------------------
     Class A Shares    |     $[ ]          $[ ]           $[ ]           $[ ]
     ..................|........................................................
     Class C Shares    |     $[ ]          $[ ]           $[ ]           $[ ]
     ..................|........................................................


         You would pay the following expenses if you did not redeem your shares:

                          One Year     Three Years     Five Years     Ten Years
     ------------------|--------------------------------------------------------
     Class A Shares    |     $[ ]          $[ ]           $[ ]           $[ ]
     ..................|........................................................
     Class C Shares    |     $[ ]          $[ ]           $[ ]           $[ ]
     ..................|........................................................

                      INVESTMENT OBJECTIVE AND STRATEGIES


Investment Objective

         The Fund's investment objective is to provide capital appreciation and, to a lesser extent, current income and gains.

         The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

Investment Strategies

         Under normal market conditions, the Fund will pursue an integrated investment strategy in which the Fund (i) will invest substantially all of its net assets in a diversified portfolio of common stock of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges, and (ii) by employing an option strategy of writing covered call options on a substantial portion of the common stocks in the Fund's portfolio. The extent of option writing activity will depend upon market conditions and the Sub-Adviser's ongoing assessment of the attractiveness of writing call options on the Fund's stock holdings. The Fund seeks capital appreciation in the value of the equity securities held in the Fund's portfolio and, to a lesser extent, to produce current income and gains primarily from the premium income it receives from writing (selling) call options and from dividends received. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated equity securities of foreign issuers. In addition, the Fund may invest up to 10% of its total assets in equity securities of other investment companies that invest primarily in securities of the type in which the Fund may invest directly.

         Equity Selection Process. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities. Common stocks and equity securities will be selected by the Sub-Adviser utilizing its proprietary quantitative/qualitative selection criteria. The Sub-Adviser's quantitative/qualitative selection criteria will focus on sectors, industries and individual common stocks and equity securities that exhibit strong fundamental characteristics.

         The Sub-Adviser anticipates that the Fund's portfolio typically will be composed principally of equity securities of domestic large capitalization companies. The Sub-Adviser believes that a macroeconomic strategy coupled with investment style and capitalization decisions are important drivers of excess returns. Strategic analysis will be employed by the Sub-Adviser to determine style make-up of the Fund's portfolio (e.g., Value and Growth style, and Large Cap, Mid-Cap and Small Cap securities), favored sectors, and the portfolios' risk profile (tracking error). Fundamental analysis and quantitative screens will then be applied to evaluate sector strategy and rank individual securities.

         An underlying principle within the Sub-Adviser's investment process is that the macroeconomic expectations determined by the Sub-Adviser's Strategy Committee should be consistent with and supported by the bottom-up conclusions of the Sub-Adviser's research efforts. The Strategy Committee reviews economic data, Federal Reserve policy, fiscal policy, inflation and interest rates, commodity pricing, sector, industry and security issues, regulatory factors and street research to appraise the economic and market cycles.

         Given this macroeconomic backdrop, a team of portfolio managers and research analysts (the Sub-Adviser's Investment Committee) begins the equity selection process by utilizing quantitative and qualitative screening processes against roughly 70 industries based on factors such as growth prospects, competitive strength, pricing power, input costs, product substitutability, and business fundamentals to identify those industries favorably exposed to the anticipated economic and market cycles. Overlays such as valuation and financial strength, as well as technical indicators including relative strength and momentum, seek to increase the probability of selecting industries with a propensity to outperform the overall market given the environment. Individual securities within these industries are similarly screened and analyzed using fundamental analytical techniques to further refine the selection process by identifying and eliminating equities having company-specific risks.

         The Sub-Adviser also screens existing holdings to identify companies whose fundamentals may be deteriorating. The analysis continues with reviews quarterly and annual SEC reports by portfolio companies to assess the general business and "hidden" financials for the company, review of proxy statements for corporate governance issues, and an examination of press releases and other news sources to assess short-term relative strength or risks. The result is a list of securities that undergo additional in-depth fundamental analysis.

         The Sub-Adviser seeks to identify equities that are both fundamentally sound and may perform well given its strategic view. In addition to identifying these fundamental characteristics for equity inclusion, the Sub-Adviser's investment selection criterion for the Fund incorporates quantitative measures seeking to recognize equities with relatively stable performance attributes. These attributes include measuring multi-year earnings stability, volatility of equity returns, consistency of dividend growth, and stability of cash flows. This additional level of analysis helps to identify equities that have historically displayed consistent and stable company-specific performance attributes.

           Securities considered by the Sub-Adviser for purchase by the Fund generally include the following three criteria:

     o     sector leaders that fit its macroeconomic strategy;

     o     strong franchises that are out of favor; and

     o     strong franchises that diversify portfolio risk.

         Option Strategy. The Fund will write (sell) covered call options, including Long-Term Equity AnticiPation Securities ("LEAPS(R)"), against the equity securities held in the Fund's portfolio with strike prices (defined below) and expiration dates (defined below) that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objective. The Sub-Adviser believes that writing (selling) call options will provide the Fund with current income and gains and may enhance the Fund's total return in a neutral to modestly rising market and provide a partial hedge in a declining market. In normal market conditions, the Fund will write covered call options on a substantial portion of the common stocks in the Fund's portfolio. The extent of option writing activity will depend upon market conditions and the Sub-Adviser's ongoing assessment of the attractiveness of writing call options on the Fund's stock holdings. Writing covered call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Depending on the Sub-Adviser's evaluation, the Fund may write covered call options on varying percentages of the Fund's common stock holdings.

         The Fund may also (with respect to up to 25% of its total assets) write covered call-on-call option positions. In a covered call-on-call strategy, the Fund purchases an option and simultaneously sells an option on the same security at a different strike price.

         The Sub-Adviser utilizes macroeconomic and sector analytical output to define strategically its longer-term option-writing strategy for the Fund's portfolio, while tactically managing the options portfolio on a daily basis with propriety software.

The Fund's Investment Parameters

     o Common Stock/Equity Securities. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities. In normal market condition, the Fund will invest substantially all of its net assets in a diversified portfolio of common stock of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges. Up to 20% of the Fund's total assets may be invested in U.S. dollar-denominated equity securities of foreign issuers. In addition, the Fund may invest up to 10% of its total assets in equity securities of other investment companies that invest primarily in securities of the type in which the Fund may invest directly.

     o Covered Call Options. Under normal market condition, the Fund will write covered call options on a substantial portion of the common stocks in the Fund's portfolio. The extent of option writing activity will depend upon market conditions and the Sub-Adviser's ongoing assessment of the attractiveness of writing call options on the Fund's stock holdings.

     o Covered Call-On-Call Option Positions. The Fund may also (with respect to up to 25% of its total assets) write covered call-on-call option positions. In a covered call-on-call strategy, the Fund purchases an option and simultaneously sells an option on the same security at a different strike price.

     o Writing Covered Put Options. The Fund may write (sell) covered put options on up to 20% of its Managed Assets to seek to earn income and gains. Put options are contracts that give the holder of the option, in return for the payment of a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

     o Purchasing Put Options. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain exchange trade funds ("ETFs") that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund's portfolio.

     o Other Income Producing Strategies. In normal market conditions, the Fund may invest up to 20% of its net assets in other income producing strategies, such as investing in investment grade quality debt securities, preferred stocks, and convertible securities.

     o Temporary Defensive Investments. The Fund may, for temporary defensive purposes, hold a substantial percentage of the Fund's assets in cash reserves (short-term money market instruments), during times in which investment risks in the equity markets appear substantial and/or option premiums are, in the opinion of the Sub-Adviser, very small and unattractive.

Other Investment Practices

         Although the Sub-Adviser does not currently anticipate doing so, the Fund is authorized to: utilize certain hedging and risk management strategies using derivative instruments; enter into forward commitment transactions for the purchase and sale of securities on a "when-issued" or "delayed delivery" basis; make short sales of securities; engage in repurchase agreement transactions; invest up to 15% of the Fund's total assets in illiquid or restricted securities; and lend portfolio securities. These investment practices are described in the Statement of Additional Information.

Portfolio Turnover

          The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal market conditions it expects to maintain relatively low core turnover of its stock portfolio, not considering purchases and sales of stock and options in connection with the Fund's options program. On an overall basis, the Fund's annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable capital gains.

                                     RISKS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

No History of Operations

         The Fund is a newly organized, diversified, open-end management investment company with no history of operations.

Investment Risk

         An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk

         A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Risks Associated with Options on Securities

         There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

         The number of call options the Fund can write is limited by the amount of Fund assets that can cover such options, and further limited by the fact that call options represent 100 share lots of the underlying common stock. The Fund will not write "naked" or uncovered call options. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser and the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

         To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Risks of Mid-Cap and Small-Cap Companies

          The Fund may invest in equity securities of companies of any size capitalization, including companies with comparatively medium ("mid-cap") and small ("small-cap") capitalizations to those of other, larger capitalized companies. The securities of small or mid capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies.

Income and Fund Distribution Risk

         The income that shareholders receive from the Fund through quarterly distributions is based primarily on the premiums the Fund receives from writing options as well as the dividends and interest it earns from its investments. Net option premiums and dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term. If stock prices or stock price volatility declines, the level of premiums from options writing and the amounts available for distribution from options activity will likely decrease as well. Payments to purchase put options and to close written call options will reduce amounts available for distribution from call option premiums received and proceeds of closing put options. Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Foreign Securities Risk

         The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. Moreover, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

         There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

         The Fund's investments in securities of foreign issuers may include investments in ADRs. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Industry Risk

         The Fund may invest up to 25% of its total assets in securities of a single industry. To the extent that Fund focuses its investments in a particular industry or industries, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments will be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives.

Tax Risk

         Covered call option premiums will be treated by the Fund as either short-term or long-term capital gain or loss, depending whether the call option expires, is exercised or cancelled pursuant to a covering transaction, and the timing of such transaction. Thus, the Fund cannot assure you as to any level of any regular quarterly distributions of net investment income (income other than net long-term capital gain) that will be treated as ordinary income, cannot assure you as to any level of capital gain distributions and cannot assure you as to any ratio of regular quarterly distributions to capital gain distributions. In addition, there can be no assurance as to the percentage of distributions on the Common Shares that will qualify for taxation to individual Common Shareholders as "qualified dividend income." Qualified dividend income received by individual Common Shareholders is taxed at long-term capital gains rates (currently at a maximum rate of 15%) provided certain holding period and other requirements are satisfied by the recipient Common Shareholders. The special tax treatment afforded to qualified dividend income is set to end as of December 31, 2008 (assuming such special tax treatment is not repealed by Congress on or prior to such date). Higher tax rates will apply beginning in 2009 unless further legislative action is taken by Congress. See "Taxation."

                          INVESTMENT ADVISORY SERVICES

Investment Adviser

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Pursuant to the Advisory Agreement, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Sub-Adviser, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. The Investment Adviser acts as investment adviser to other recently organized closed-end investment companies. Claymore Securities, Inc., an affiliate of the Investment Adviser and one of the Underwriters, acts as servicing agent to various investment companies and specializes in the creation, development and distribution of investment solutions for advisers and their valued clients.

Sub-Adviser

         Fiduciary Asset Management, LLC acts as the Fund's sub-adviser pursuant to a sub-advisory agreement among the Fund, the Investment Adviser and the Sub-Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser is a Missouri limited liability company, located at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105, and is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately $[ ] billion in assets as of [ ], 2005, including three other closed-end investment companies, one of which focuses its investments in a covered call strategy.

         The Sub-Adviser was founded as an independent investment firm in 1994. The Sub-Adviser invests in a broad range of equity, hedged equity, master limited partnership, and fixed income securities for institutional and high net worth clients, including Fortune 500 companies, public pensions and large endowments and foundations.

         Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

         Charles D. Walbrandt, Chief Executive Officer and Chief Investment Officer of the Sub-Adviser, founded the Sub-Adviser in 1994. From 1974 though 1994, Mr. Walbrandt served in various capacities with General Dynamics Corporation, including Corporate Vice President, Trust Investment and Treasurer. While at General Dynamics, Mr. Walbrandt created the internal investment department in 1983, designed the investment management process and managed both equity and fixed income portfolios. Mr. Walbrandt holds a B.S. degree in economics from the University of Wisconsin, a M.B.A. in finance from St. Louis University and is a Chartered Financial Analyst. Fiduciary Asset Management, LLC is controlled by Mr. Walbrandt.

         Fiduciary Asset Management, LLC's investment committee includes Charles D. Walbrandt, Wiley D. Angell, Mohammed Riad, James J. Cunnane Jr. and Joseph E. Gallagher.

         Mohammed Riad will serve as the primary portfolio manager for the Fund. Mr. Riad is a member of the portfolio management team and performs securities research. Mr. Riad currently heads Fiduciary Asset Management, LLC's options-based large-cap Hedged Core Equity and Stable Return Hedged Equity portfolios, which employ covered call writing strategies on behalf of institutional accounts. Mr. Riad is also responsible for the development and oversight of Fiduciary Asset Management, LLC's small/mid-cap strategies. Mr. Riad has been instrumental in developing large scale options programs, working on both strategy and implementation and Mr. Riad oversees the trading strategies for Fiduciary Asset Management, LLC's St. Louis equity group. Mr. Riad joined the firm in June 1999 after earning his M.B.A. from Washington University. Prior to this, Mr. Riad worked for six years at Legg Mason Wood Walker in the Washington D.C. office, and as an Administrative Manager in Legg Mason Wood Walker's New York office. Mr. Riad also holds a Bachelor of Science degree in Business from Wake Forest University.

Advisory Fees

         Pursuant to the Advisory Agreement between the Adviser and the Fund, the Fund has agreed to pay the Investment Adviser an advisory fee payable on a monthly basis at the annual rate of [ ]% of the Fund's average daily net assets for the services and facilities it provides

         Pursuant to the Sub-Advisory Agreement between the Adviser, the Sub-Adviser and the Fund, the Adviser has agreed to pay the Sub-Adviser a sub-advisory fee payable on a monthly basis at the annual rate of [ ]% of the Fund's average daily net assets for the services and facilities it provides.

         In addition to Advisory Fees, the Fund pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser or Sub-Adviser) and all other ordinary business expenses not specifically assumed by the Adviser.

                       DISTRIBUTION PLAN AND SERVICE PLAN

         The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each of its Class A Shares and Class C Shares. Under the Distribution Plan and Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

         The amount of distribution fees and service fees varies among the classes of shares offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than you would by purchasing a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund associated with that class of shares.

         To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               PURCHASE OF SHARES

General

         This prospectus offers two classes of shares of the Fund, designated as Class A Shares and Class C Shares. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address the needs of a variety of investors.

         o Class A Shares generally bear the sales charge expenses at the time purchase.

         o Class C Shares generally bear the sales charge expenses at the time of redemption and are subject to expenses, including higher distribution fees and transfer agency costs, resulting from such deferred sales charge arrangement.

         Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different exchange privileges, conversion rights or shareholder servicing options.

Pricing Fund Shares

         The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, as applicable). The net asset values per share of the Class A Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' net asset values per share reflect the daily expense accruals of the distribution fees applicable to Class A Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

         The net asset value per share for each class of shares of the Fund is determined once daily [as of the close of business, usually 5:00 p.m. Eastern time], each day the New York Stock Exchange (the "NYSE") is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares of the class outstanding.

         Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers, (iv) valuing exchange-traded options and other derivative contracts at the [closing price/mean between best bid and ask at close] on the exchange on which it is traded, or if not traded, or no closing price is available, at the mean between the last bid and asked price and (v) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

         Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

         The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

         If events materially affecting the value of foreign portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Trustees.

How to Buy Shares

         The shares of the Fund are offered on a continuous basis through Claymore Securities, Inc. (the "Distributor"), as principal underwriter, located at 2455 Corporate West Drive, Lisle, Illinois 60532. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

          Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund's shareholder service agent [Shareholder Servicing Agent]. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares or Class C Shares.

         Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares an may receive differing compensation for selling Class A Shares or Class C Shares. The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.

         The minimum investment amount when establishing an account with the Fund is [minimum initial investment]. Additionally, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than [$1,000]. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

         The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares [(through exchange or otherwise)] and/or to close any shareholder account. Certain patterns of [exchanges and/or] past purchase and sale transactions involving the Fund [and/or other Participating Funds (as defined below)] may result in the Fund rejecting or limiting, in the Fund's or Distributor's discretion, additional purchases [and/or exchanges] or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the amount of previous [exchanges or] purchase and sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

         To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.

Class A Shares

         Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to [ ]% (or [ ]% of the net amount invested), reduced on investments of $[ ] or more as follows:

                      Class A Shares Sales Charge Schedule
                                                               As % of Net
  Size of Investment           As % of Offering Price        Amount Invested
  ------------------           ----------------------        ---------------
   $ [ ] - $ [ ]                         [ ]%                     [ ]%
   $ [ ] - $ [ ]                         [ ]%                     [ ]%
   $ [ ] - $ [ ]                         [ ]%                     [ ]%
   $ [ ] - $ [ ]                         [ ]%                     [ ]%
   $ [ ] or more                         [ ]%                     [ ]%

         No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

         Under the Distribution plan and the Service Plan, the Fund may spend up to [ ]% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

Class A Shares Purchase Programs

Eligible purchasers of Class A Shares may also be entitled to reduced sales charges through certain purchase programs offered by the Fund. [This section needs to include all breakpoints and/or arrangements that could result in reduced or eliminated sales charges].

         Quantity Discounts.

         [Any program whereby investor can aggregate accounts with spouse, children, etc. to get lower sales charge to be added by amendment]

         [Any program whereby investor can aggregate amount being invested in the Fund and other Participating Funds to be added by amendment]

         [Any program whereby investor can aggregate amount being invested in and currently owned in the Fund and/or other Participating Funds to be added by amendment]

         [Any Letter of Intent Program (i.e. aggregating with future purchases) to be added by amendment]

         As used herein, "Participating Funds" refers to Claymore open-end investment companies advised by the Adviser and distributed by the Distributor as may be determined from time to time by the Fund's Board of Trustees.

         Investors must notify the Fund or their authorized dealer at the time of purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

         Net Asset Value Purchase Options. Class A Shares of the Fund may be purchased at net asset value, without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

         (1) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans;

         (2) fee-based investment programs with assets of at least one million dollars;

         (3) institutional clients with assets of at least one million dollars;

         (4) [state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Distributor; and]

         (5) [any other categories of purchasers at NAV to be added by amendment]

         [Participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Institutional clients may purchase shares either directly or through an authorized dealer.]

         Exchange Privilege. [Any exchange privilege to be added by amendment]

         Reinstatement Privilege. [Any reinstatement privilege to be added by amendment]

         Dividend Diversification. [Any dividend Diversification Program to be added by amendment]

         [Any other purchase programs resulting in purchases with reduced or no sales charge, i.e. purchases at NAV to be added by amendment ]

Class C Shares

         Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within one year of purchase.

         The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $[ ] or more.

         In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the share being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

         Under the Distribution Plan, the Fund may spend up to []% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to []% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

         Eligible purchasers of Class C Shares may also be entitled to reduced or no contingent deferred sales charges through certain purchase programs offered by the Fund. For more information, see "Purchase Programs."

Class C Shares Purchase Programs

         [Any purchase programs for Class C Shares (i.e. Exchange Privilege, Reinstatement Privilege, Dividend, Diversification, etc.) to be added by amendment]

Availability of Information

         Clear and prominent information regarding sales charges of the Fun and the applicability and availability of discounts from sales charges is available free of charge the our web site [ ], which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

                              REDEMPTION OF SHARES

         Generally, holders of Shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge, [redemption fee, or exchange fee] ) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class C Shares may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

         Except as specified below under below, payment for shares redeemed generally will be made by check mailed within seven days after receipt by [Shareholder Servicing Agent] of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, [Shareholder Servicing Agent] may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.

         Redemption Fee. [Redemption fee description, if any, to be added by amendment]

         Written Redemption Requests. Shareholders may request a redemption of shares by written request in proper form sent directly to [Shareholder Servicing Agent, address]. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to [Shareholder Servicing Agent]. Contact the plan custodian/trustee for further information.

         In the case of written redemption requests sent directly to [Shareholder Servicing Agent], the redemption price is the net asset value per share next determined after the request in proper form is received by [Shareholder Servicing Agent].

         Authorized Dealer Redemption Requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

         Telephone Redemption Requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call [the Fund/Shareholder Servicing Agent/Distributor] at [ ] to request that a copy of the [Telephone Redemption Authorization form] be sent to the shareholder for completion or visit our web site at [website] to download this form. Shares may be redeemed by calling [telephone], our [automated telephone system], which is generally accessible [24 hours a day, seven days a week]. The Distributor, Shareholder Servicing Agent and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of the Distributor, Shareholder Servicing Agent or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach [Shareholder Servicing Agent] by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by [Shareholder Servicing Agent] prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, [Shareholder Servicing Agent] may rely on the instructions of any one owner.

         [For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

                       FREQUENT PURCHASES AND REDEMPTIONS

         Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

         The Fund discourages frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expense of the Fund," "Purchase of Shares," "Redemptions of Shares" and "Shareholder Services - Exchange privilege" sections of this Prospectus. Except as described in each of these sections, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund has (i) requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and
(ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares.

                              SHAREHOLDER SERVICES

         Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer. [Services will be offered to be added or modified by amendment]

Internet Transactions

         In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at [website] for further instructions regarding internet transactions. The Distributor, Shareholder Servicing Agent and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of the Distributor, Shareholder Servicing Agent or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, [Shareholder Servicing Agent] may rely on the instructions of any one owner.

Dividend Reinvestment Plan

         A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by writing to[Shareholder Servicing Agent] or by telephone by calling [ ] ([ ] for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

Automatic Investment Plan

         An automatic investment plan is available under which a shareholder can authorize [Shareholder Servicing Agent] to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

[Check Writing Privilege

         [A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Checkwriting Form and the appropriate section of the account application form and returning the forms to [Shareholder Servicing Agent]. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the shareholder. Checks can be written to the order of any person in any amount of $100 or more.

         [When a check is presented to the custodian bank, [Custodian], for payment, full and fractional shares required to cover the amount of the check are redeemed from the shareholder's account by [Shareholder Servicing Agent] at the next determined net asset value per share. Check writing redemptions represent the sale of shares. Any gain or loss realized on the redemption of shares is a taxable event.

         [Checks will not be honored for redemption of shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by [Custodian] and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.]

                          DISTRIBUTIONS FROM THE FUND

         The Fund intends to pay substantially all of its net investment income to Common Shareholders through quarterly distributions. In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually. The Fund expects that dividends paid on the Common Shares will consist of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain (for example, premiums earned in connection with the Fund's covered call option strategy) and income from certain hedging and interest rate transactions, (ii) qualified dividend income (income from domestic and certain foreign corporations) and (iii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months).

         Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund's good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

         [IF A RED HERRING "RAMP UP" OFFERING PERIOD: Initial distributions to Common Shareholders are expected to be declared approximately 60 to 90 days after completion of the Common Share offering, and paid approximately 90 to 120 days after the completion of the Common Share offering, depending upon market conditions. The Fund expects that over time it will distribute all of its investment company taxable income. The investment company income of the Fund will consist of all dividend and interest income accrued on portfolio assets, short-term capital gain (for example, premiums earned in connection with the Fund's covered call option strategy) and income from certain hedging and interest rate transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day.]

         To permit the Fund to maintain more stable quarterly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

                            FEDERAL INCOME TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's Common Shares. A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person and that you hold your Common Shares as capital assets. This discussion is based upon current provisions of the INTERNAL REVENUE CODE OF 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders owning large positions in the Fund).

         THE DISCUSSION SET FORTH HEREIN DOES NOT CONSTITUTE TAX ADVICE AND POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its Common Shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

         The Fund expects to generate premiums from the writing of call options. The Fund will recognize short-term capital gains upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

         The Fund's transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

Taxation of Common Shareholders

         Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. Although the Fund will invest in stocks that generate qualified dividend income, it is expected that the Fund's transactions in options may significantly limit the Fund's ability to pay ordinary income dividends that are treated as qualified dividend income for the Common Shareholders.

         Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

         The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or exchange of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you realize on a sale or exchange of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

         Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.


                               OTHER INFORMATION


Disclosure of Portfolio Holdings

         A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's Statement of Additional Information; and (ii) on the Fund's web site

         The Fund discloses portfolio holdings on its public web site [address] as follows:

         [        ]

                              FOR MORE INFORMATION

Existing Shareholders or Prospective Investors
     o   Call your broker
     o   www.[website].com
     o   FundInfo(R)
     o   Telephone: (800) [phone number]

Dealers
     o   www.[website].com
     o   FundInfo(R)
     o   Telephone: (800) [phone number]
     o   Distributor Telephone: (800) [phone number]

Telecommunications Device for the Deaf (TDD)
     o   For shareholder and dealer inquiries through TDD, call (800)
         [phone number]


Claymore/Fiduciary Hedged Core Equity Fund
2455 Corporate West Drive
Lisle, Illinois 60532

Investment Adviser                               Investment Sub-Adviser
Claymore Advisors, LLC                           Fiduciary Asset Management, LLC
2455 Corporate West Drive                        8112 Maryland Avenue, Suite 400
Lisle, Illinois 60532                            St. Louis, Missouri 63105

Distributor                                      Shareholder Servicing Agent
Claymore Securities, Inc.                        []
2455 Corporate West Drive                        []
Lisle, Illinois 60532                            []


Custodian, Transfer Agent and                    Independent Registered Public
Administrator                                    Accounting Firm
[]                                               []
[]                                               []
[]                                               []

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

[CLAYMORE(R) LOGO]                                             [FIDUCIARY LOGO]

                   CLAYMORE/FIDUCIARY HEDGED CORE EQUITY FUND

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) [phone number]. Telecommunications Device for the Deaf users may call (800) [phone number]. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at [website].

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                 Class A Shares

                                 Class C Shares


                                   PROSPECTUS






                                         , 2005


The Fund's Investment Company Act File No. is 811-__________.




===============================================================================
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the
Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
===============================================================================


                Subject to Completion - dated February 18, 2005


                   CLAYMORE/FIDUCIARY HEDGED CORE EQUITY FUND
                                 _____________

                      STATEMENT OF ADDITIONAL INFORMATION

         Claymore/Fiduciary Hedged Core Equity Fund's (the "Fund") investment objective is to provide capital appreciation and, to a lesser extent, current income and gains. The Fund seeks to achieve its investment objective by (i) investing in a diversified portfolio of equity securities; and writing
(selling) call options on a substantial portion of the Fund's portfolio securities. The Fund seeks capital appreciation in the value of the equity securities held in the Fund's portfolio and, to a lesser extent, to produce current income and gains primarily from the premium income it receives from writing (selling) call options and from dividends received. There can be no assurance that the Fund's investment objective will be achieved.

         The Fund is a organized as the sole diversified series of the Claymore
Equity Trust, a newly organized open-end management investment company (the
"Trust")

         This Statement of Additional Information is not a prospectus. This
Statement of Additional Information should be read in conjunction with the prospectus, dated , 2005 (the "Prospectus") of the Fund. This Statement of
Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read a Prospectus prior to purchasing shares of the Fund. A
Prospectus, the Statement of Additional Information, [and the Fund's Annual and
Semiannual Reports] may be obtained without charge from our web site at www.[website].com or any Prospectus and/or report may be obtained without charge by writing or calling [ ] at [ ] or (800) [phone number] (or (800)
[phone number] for the hearing impaired).

                               Table of Contents

General Information
Investment Objective, Principal Investment Strategies and Risks
Investment Restrictions
Trustees and Officers
Investment Advisory Agreement
Other Agreements
Distribution and Service
Transfer Agent
Portfolio Transactions and Brokerage Allocation
Shareholder Services
Redemption of Shares
Taxation
Fund Performance
Other Information
Financial Statements
Appendix A-Proxy Voting Policy and Procedures


           This Statement of Additional Information is dated , 2005.

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                              GENERAL INFORMATION

         The Trust is a statutory trust organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated , 2005. The principal offices of the Fund are located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         Claymore Advisors, LLC (the "Adviser") serves as the Fund's investment adviser. The principal offices of the Adviser are located at 2455 Corporate
West Drive, Lisle, Illinois 60532.

         Fiduciary Asset Management, LLC (the "Sub-Adviser") serves as the
Fund's investment sub-adviser. The principal offices of the Sub-Adviser are
located at [                ].

         Claymore Securities, Inc. (the "Distributor") serves as the Fund's distributor. The principal offices of the Distributor are located at 2455
Corporate West Drive, Lisle, Illinois 60532 .

         [The Bank of New York] serves as the Fund's [Custodian, Transfer
Agent, Dividend Disbursing Agent] and Administrator. The principal offices of
The Bank of New York are located at [              ].

         The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further sub-divided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series.
The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

         The Fund currently offers two classes of shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

         Shares of the Trust entitle their holders to one vote per share;
however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class on matters affecting an individual class of shares. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares of the Fund do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

         The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may, by written request, require a meeting to consider the removal of trustees by a vote of [two-thirds] of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission
("SEC").

         In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

         The trustees may amend the Declaration of Trust in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the shares affected outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

         Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

         As of [date], 2005, no there were no shares of the Fund outstanding.

        INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

         The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

The Basics of Option Writing

         When the Fund writes (sells) a call option, it is selling to the buyer
(the "option holder") the right, but not the obligation, to purchase a particular asset (e.g., the underlying equity security) from the Fund at a fixed price (the "strike price") on or before a specified date (the "expiration date"). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A call option normally represents the right to purchase 100 shares of the underlying equity security. In exchange for the right to purchase the underlying equity security, the option holder pays a fee or "premium" to the Fund. Call options are generally characterized as American-style options (which may be exercised at any time between the date of purchase and the expiration date) or European-style options (which may be exercised only during a specified period of time just prior to the expiration date).

         There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, the buyer of one ABC June 110 call option at $1.00 has paid to the writer (seller) a premium of $1.00 to acquire the right to purchase
100 shares of ABC at $110 up until the call option's June expiration date. All call options covering ABC are referred to as an "option class." Each individual option with a distinctive trading month and strike price is an "option series."

         The options the Fund intends to write (sell) are considered "covered" because the Fund will own equity securities or other assets against which the options are written (sold). In particular, in the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above. Also, see "-Portfolio Contents-Covered Call-on-Call Option Positions" below for information regarding coverage requirements for debit spread, credit spread and diagonal spread call options. As a result, the number of call options the Fund can write (sell) is normally limited by the number of equity securities and other assets that can serve to cover the options that the Fund holds in its portfolio. The Fund will not write (sell) "naked" call options;
i.e., options representing more shares of the stock than are held in the portfolio or that are otherwise not covered. By writing (selling) covered call options, the Sub-Adviser seeks to generate income and gains, in the form of the premiums received for writing (selling) the call options. The Sub-Adviser will consider several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.

         The Fund intends primarily to write (sell) call options which are "in-the-money" or "at-the-money." In particular, the Fund will write (sell) in-the-money call options on non-dividend paying or low-dividend paying common stocks to seek to earn current income and gains. In-the-money call options are call options with a strike price below the current market price of the underlying equity security and at-the-money call options are options with a strike price equal to the current price of the underlying equity security. The
Fund also may write (sell) in-the-money and at-the-money call options as a defensive measure to protect against a possible decline in the underlying equity security.

         The Fund also may write (sell) out-of the-money call options.
Out-of-the-money call options are options with a strike price above the current market price of the underlying equity security. In particular, the Fund may write (sell) slightly out-the-money call options on high-dividend paying stocks of companies that the Sub-Adviser believes have strong balance sheets and lower risk profiles than other available stocks. The Sub-Adviser believes that dividends on such stock provide the Fund with certain downside protection.
Out-of-the-money options typically will generate lower premium income to the Fund in comparison to in-the-money or at-the-money call options of similar maturity and terms, but offer a greater participation in the potential appreciation in the equity security to the extent of the difference between the strike price and the purchase price of such equity security.

         In implementing a covered call-on-call option strategy, the Fund generally will purchase options that are deep in-the-money and will sell options that are at-the-money, in-the-money or out-of-the-money with the same or different expiration dates as the options sold. The options purchased and sold by the Fund in pursuing a covered call-on-call option strategy will be American-style options.

         As share prices of equity securities held in the Fund's portfolio approach the call option's strike price, there is a greater likelihood that the call option could be exercised by the option holder and the Fund forced to sell the equity security. While this may be beneficial to the Fund in certain circumstances, the Fund intends to minimize undesirable option exercises by entering into covering transactions in which the Fund will purchase call options of the same option series as the written (sold) call option, which has the economic effect of canceling the written (sold) call option.

         The Fund will write (sell) call options that are generally issued, guaranteed and cleared by The Options Clearing Corporation ("OCC"), a registered clearing corporation. Listed call options are traded on the American
Stock Exchange, Chicago Board Options Exchange, International Securities
Exchange, New York Stock Exchange ("NYSE"), Pacific Stock Exchange,
Philadelphia Stock Exchange and various other U.S. options exchanges.
Conventional listed call options have expiration dates that can generally be up to nine months from the date the call options are first listed for trading.
Longer-term call options, such as LEAPS(R), can have expiration dates up to three years from the date of listing. The call options the Fund intends to write (sell) will generally be American-style options, although the Fund may also write (sell) European-style options. In certain limited circumstances in which the illiquidity of a market for a particular option effectively precludes the Fund from writing (selling) a covered call option in a manner consistent with the Fund's investment objective and strategy, the Fund may write (sell) over-the-counter covered calls.

         Currently, options are available on over 2,300 stocks with new listings added periodically. The Fund's Sub-Adviser believes that there exists a large trading volume of options, sufficient to fulfill the Fund's option requirements to fully implement its strategies.

Additional Investment Policies

         Common Stock/Equity Securities. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities. Common stocks and equity securities will be selected by the Sub-Adviser utilizing its proprietary quantitative/ qualitative selection criteria. The Sub-Adviser's quantitative/qualitative selection criteria will focus on sectors, industries and individual common stocks and equity securities that exhibit strong fundamental characteristics. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated equity securities of foreign issuers. In addition, the Fund may invest up to 10% of its total assets in equity securities of other investment companies that invest primarily in securities of the type in which the Fund may invest directly. The
Fund will employ an option strategy, as described below, of writing covered call options on common stocks.

         Warrants and Rights. The Fund may invest in warrants or rights
(including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Adviser for inclusion in the Fund's portfolio.

         Covered Call Options. The Fund will write (sell) covered call options, including Long-Term Equity AnticiPation Securities ("LEAPS(R)"), against the equity securities held in the Fund's portfolio with strike prices (defined below) and expiration dates (defined below) that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objective. The Sub-Adviser believes that writing (selling) call options will provide the Fund with current income and gains and may enhance the Fund's total return in a neutral to modestly rising market and provide a partial hedge in a declining market. In normal market conditions, the Fund will write covered call options on a substantial portion of the common stocks in the Fund's portfolio. The extent of option writing activity will depend upon market conditions and the Sub-Adviser's ongoing assessment of the attractiveness of writing call options on the Fund's stock holdings. The Sub-Adviser believes that writing (selling) call options will provide the Fund with current income and gains and may enhance the Fund's total return in a neutral to modestly rising market and provide a partial hedge in a declining market.

         Covered Call-on-Call Option Strategy. The Fund's call option strategy may also include (with respect to up to 25% of it total assets) in covered call-on-call option positions. In a covered call-on-call option, the Fund purchases an option and simultaneously sells an option on the same security at a different strike price. In implementing such strategy, the Fund generally will purchase options that are deep in-the-money and will sell options that are at-the-money, in-the-money or out-of-the-money with the same or different expiration dates as the options sold. The options purchased and sold by the Fund in pursuing a covered call-on-call option strategy will be American-style options.

         The call-on-call option positions in which the Fund will invest are sometimes referred to as debit spreads and credit spreads and may include diagonal spreads. When the Fund engages in debit and credit spreads, the Fund simultaneously sells and purchases options having the same expiration date on the same underlying security. The term "debit" in debit spreads refers to the fact that the Fund will pay a higher premium for the option it purchases than it receives for the option it writes. In so doing, the Fund hopes to realize income and gains from favorable market price movements in relation to the exercise price of the option it holds. The Fund's maximum potential profit would be equal to the difference between the two exercise prices, less the net premium paid. The Fund's maximum potential loss would be limited to the net premium paid for the spread. The term "credit" in credit spreads refers to the fact that the Fund will receive more in premiums for the option it writes than it will pay for the option it purchases. In so doing, the Fund hopes to realize income and gains in the form of premiums. The Fund's maximum potential profit would be equal to the net premium received for the spread. The Fund's maximum potential loss would be limited to the difference between the two exercise prices, less the net premium received. When the Fund engages in diagonal spreads, the Fund sells and purchases options with different exercise prices and different expiration dates.

         Writing Covered Put Options. The Fund may write (sell) covered put options on up to 20% of its total assets to seek to earn income and gains. Put options are contracts that give the holder of the option, in return for the payment of a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. A put option on a security written by the Fund is "covered" if the Fund segregates assets determined to be liquid by the Sub-Adviser as described above equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees).

         Purchasing Put Options. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain exchange trade funds ("ETFs") that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund's portfolio.

         Foreign Securities. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in American Depositary
Receipts, or "ADRs." ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

         Other Income-Producing Strategies. In normal market conditions, the Fund may invest up to 20% of its total assets in other income producing strategies, such as investing in investment grade quality debt securities, preferred stocks, and convertible securities.

         Investment Grade Debt Securities. The Fund may invest in investment grade bonds of varying maturities issued by corporations and other business entities. The Fund considers bonds to be investment grade where such bonds are rated AAA, AA, A or BBB by Standard & Poor's
         Rating Group, a division of the McGraw-Hill Company, Inc. or rated
         Aaa, Aa, A or Baa by Moody's Investors Service, Inc., or if unrated, are determined by the Fund's Sub-Adviser to be of comparable credit quality.

         Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. The
         Fund's Sub-Adviser believes that preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income.

         Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.
         Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

         Securities Subject To Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction;
or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

         Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgage or asset-backed securities constituting a substantial part of its investment portfolio, but the Fund may invest in such securities if deemed appropriate by the Sub-Adviser.

Temporary Defensive Investments

         Under normal market conditions, the Fund will pursue an integrated investment strategy by (i) investing in a diversified portfolio of equity securities; and writing (selling) call options on a substantial portion of the Fund's portfolio securities. However, when a temporary defensive posture is believed by the Sub-Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments.
The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated
A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest, to the extent permitted by applicable law, in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Investment
Adviser or the Sub-Adviser. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See "Investment
Restrictions." As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser and Sub-Adviser, with respect to assets so invested. See "Management of the Fund." The Fund may not achieve its investment objective during temporary defensive periods.

Certain other Investment Practices

         Strategic Transactions. In addition to the option strategies described above, the Fund may, but is not required, to utilize certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund's portfolio, to manage the effective maturity or duration of income-producing securities in the Fund's portfolio or in connection with any utilization of financial leverage by the Fund. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, Strategic
Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Certain of these Strategic
Transactions, such as options and futures contracts, are described briefly below.

         o Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

              The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

         o Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

              A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

              No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract.
              Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

              An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

              Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

              In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

              The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

              The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities.
              The Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

              The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         o Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

              Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them.
              Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         o Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

         When Issued, Delayed Delivery Securities and Forward Commitments. The
Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Short Sales. Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 5% of such issuer's voting securities. The Fund may also make short sales
"against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Sub-Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The
Fund will not enter into repurchase agreements with the Investment Adviser, the Sub-Adviser or any of their affiliates.

         Other Investment Companies. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will primarily be in exchange traded funds ("ETFs"). In addition, to seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain ETFs that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund's portfolio. The Sub-Adviser generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from this offering of Common
Shares or during periods when there is a shortage of attractive securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this prospectus. As described in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.

         Restricted and Illiquid Securities. Although the Fund does not anticipate doing so to any significant extent, the Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule
144A securities may, however, be treated as liquid by the Sub-Adviser pursuant to procedures adopted by the Fund's Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

         It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

         A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The board of trustees of the Fund (the "Board of Trustees" or the "Board") will oversee the creditworthiness of the contracting parties on an ongoing basis.
Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund would suffer a loss.
When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.
There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

Additional Risk Considerations

         Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund's Sub-Adviser of its portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

         Inflation Risk.. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline. In addition, during any periods of rising inflation, short-term financing rates in connection with any financial leverage the Fund may have issued would likely increase, which would tend to further reduce returns to holders of Common Shares.

         Other Investment Companies. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies, including ETFs, that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of financial leverage.

         Interest Rate Risk. Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common
Shares will tend to decline if market interest rates rise.

         During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.
An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

         Risks Related to Preferred Securities. There are special risks associated with investing in preferred securities, including:

         Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes prior to the actual receipt of such income.

         Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

         Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

         Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

         Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

         Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

         Derivatives Risk. In addition to the Fund's writing of covered call, the risks of which are described above, the Sub-Adviser may, but is not required to, utilize futures contracts, options and over-the-counter derivatives contracts for other hedging, risk management and other portfolio management purposes. Participation in options or futures markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than the risks described above related to the Fund's covered call strategy). If the Sub-Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

         Neither the Investment Adviser nor the Sub-Adviser is registered as a Commodity Pool Operator. The Investment Adviser and the Sub-Adviser have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

         Special Risk Considerations Relating to Futures and Options Thereon.
         The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon by the Fund is subject to the bility of the Sub-Adviser to predict correctly movements in the direction of interest rates. If the Sub-Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market.
         The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts and Options on
         Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances. Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

         Illiquid Securities Risk. Although the Fund does not anticipate doing so to any significant extent, the Fund may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities
Act. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible

         Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its portfolio turnover rate, under normal market conditions it expects to maintain relatively low core turnover of its stock portfolio, not considering purchases and sales of stock and options in connection with the Fund's options program.
On an overall basis, the Fund's annual turnover rate may exceed 100%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Taxation."

         Market Disruptions. As a result of the terrorist attacks on the World
Trade Center and the Pentagon on September 11, 2001, some of the U.S.
securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Common Shares.

                            INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

         1. Issue senior securities nor principal borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

         2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

         3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.

         4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities,
(e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

         5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

         6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

         7. Invest in a manner inconsistent with its classification as a "diversified company" as provided by the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act or an exemption or other relief from provisions of the 1940 Act applicable to the Fund.

                             MANAGEMENT OF THE FUND

Trustees and Officers

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, who has delegated responsibility for management the Fund's portfolio to the Sub-Adviser, and with the Sub-Adviser.

         The Trustees are divided into three classes. Trustees serve until their successors have been duly elected occupations during the past five years and other directorships held by the Trustee.

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

INDEPENDENT TRUSTEES

                                               Term of                                Number of
                                               Office                                 Portfolios
                                                and               Principal            in Fund
                           Position Held      Length of           Occupation           Complex             Other
Name (and Age) and            with the          Time             During Past           Overseen         Directorships
Business Address(1)            Fund            Served             Five Years          by Trustee      Held by Trustee
-----------------------    --------------    -----------     --------------------    -----------    -------------------






INTERESTED TRUSTEES

                                               Term of                                Number of
                                               Office                                 Portfolios
                                                and               Principal            in Fund
                           Position Held      Length of           Occupation           Complex             Other
Name (and Age) and            with the          Time             During Past           Overseen         Directorships
Business Address(1)(2)         Fund            Served             Five Years          by Trustee      Held by Trustee
-------------------------  --------------    -----------     --------------------    -----------    -------------------
Nicholas Dalmaso (39)*        Trustee;       Trustee         Senior Managing             6          Trustee, Advent
2455 Corporate West Drive     Chief          since 2004      Director and                           Claymore
Lisle, Illinois 60532         Legal and                      General Counsel of                     Convertible
                              Executive                      Claymore Advisors,                     Securities and
                              Officer;                       LLC and Claymore                       Income Fund, MBIA
                              Chief                          Securities, Inc.                       Capital/Claymore
                              Compliance                     and Manager,                           Managed Duration
                              Officer                        Claymore Fund                          Investment Grade
                                                             Management                             Municipal Fund,
                                                             Company, LLC. from                     Western
                                                             2001-present.                          Asset/Claymore
                                                             Chief Legal and                        U.S. Treasury
                                                             Executive Officer                      Inflation
                                                             of Funds in the                        Protection
                                                             Fund Complex.                          Securities Fund,
                                                             Formerly,                              Flaherty &
                                                             Assistant General                      Crumrine/Claymore
                                                             Counsel, John                          Preferred
                                                             Nuveen and Company                     Securities Income
                                                             Inc. (1999-2000).                      Fund, Flaherty &
                                                             Former Vice                            Crumrine/Claymore
                                                             President and                          Total Return Fund.
                                                             Associate General
                                                             Counsel of Van
                                                             Kampen
                                                             Investments, Inc.
                                                             (1992-1999).

* Mr. Dalmaso is an interested person of the Fund because he is an officer of the Investment Adviser and certain of its affiliates.

(1) After a Trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.

      - Messrs. [ ] and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund's 2006 annual meeting of shareholders.

      - Messrs. [ ] and [ ], as Class II Trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.

      - Messrs. [ ] and [ ], as Class III Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.


OFFICERS

Name (and Age) and                                     Principal Occupation
Business Address               Position             During the Past Five Years
---------------------    ---------------------   -----------------------------





Board Committees

         Messrs. [ ], who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         Messrs.[ ], who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent registered public accounting firm.

         Messrs. Dalmaso and [ ] serve on the Fund's Executive Committee. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.

Remuneration Of Trustees And Officers

         The Fund pays each Trustee who is not affiliated with the Investment Adviser, the Sub-Adviser or their respective affiliates a fee of $[ ] per year plus $[ ] per Board meeting and committee meeting attended, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings.

         Because the Fund is newly organized, it did not pay any compensation to its Trustees or Officers during the Fund's fiscal year ended [November 30], 2004. Officers who are employed by the Investment Adviser or the Sub-Adviser receive no compensation or expense reimbursement from the Fund.

         The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended [November 30], 2005.

                                                                      Total
             Aggregate        Pension or                           Compensation
             Estimated        Retirement                            from the
           Compensation    Benefits Accrued    Estimated Annual     Fund and
             from the         as Part of        Benefits Upon      Fund Complex
Name(1)       Fund(2)      Fund Expenses(2)     Retirement(2)    Paid to Trustee
-------       -------      ----------------     -------------    ---------------
[ ]                              None                None
[ ]                              None                None
[ ]                              None                None
[ ]                              None                None
[ ]                              None                None



      (1)  Trustees not entitled to compensation are not included in the table.

      (2) The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.


Share Ownership

         As of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each series of the Trust and all of the registered investment companies in the family of investment companies overseen by the trustee in the dollar range amount specified below.


                                                                   Aggregate Dollar Range of Equity
                                                                Securities in All Registered Investment
                                      Dollar Range of              Companies Overseen by Trustee in
  Name                         Equity Securities in the Fund      Family of Investment  Companies(1)
  ----                         -----------------------------    ----------------------------------------

Independent Trustees:
  [ ]                                     None                                 None
  [ ]                                     None                                 None
  [ ]                                     None                                 None
  [ ]                                     None                                 None
  [ ]                                     None                                 None
  Interested Trustees:
  [ ]                                     None                                 None
  [ ]                                     None                                 None



Code of Ethics

         The Fund, the Investment Adviser, the Sub-Adviser and the Distributor each have adopted a code of ethics. The respective codes of ethics set forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Sub-Adviser, the Distributor and their affiliates, as applicable. The Code of Ethics of the Fund and the Adviser limits the ability of personnel to invest in securities, including securities that may be purchased by the Fund. [Describe w/ more detail]

Shareholder Communications

         Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication to the Board, care of the Secretary of the Fund and by sending the communication to the Fund's offices. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Fund may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.


                         INVESTMENT ADVISORY AGREEMENTS

Advisory Agreement

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Investment Adviser is a registered investment adviser.

         Under the terms of the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense.

         The Agreement combines investment advisory and certain administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund's average daily net assets.

         Pursuant to its terms, the Advisory Agreement will remain in effect until [ ], 2007, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Claymore" is the Investment Adviser's property and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Claymore."

Approval of the Advisory Agreement

[TO COME BY AMENDMENT]

Sub-Advisory Agreement

         Fiduciary Asset Management, LLC, acts as the Fund's sub-adviser (the "Sub-Adviser") pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") among the Fund, the Investment Adviser and the Sub-Adviser. The Sub-Adviser is a is a Missouri limited liability company with principal offices at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105. The Sub-Adviser is a registered investment adviser.

         Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees and the Investment Adviser. For services rendered by the Sub-Adviser on behalf of the Fund under the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund's average daily net assets.

         The Sub-Advisory Agreement continues until [ ], 2007 and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

         As part of the Sub-Advisory Agreement, the Fund has agreed that the name "Fiduciary" is the Sub-Adviser's property, and that in the event the Sub-Adviser ceases to act as a sub-advisor to the Fund, the Fund will change its name to one not including "Fiduciary."

Approval of the Sub-Advisory Agreement

[TO COME BY AMENDMENT]



                            DISTRIBUTION AND SERVICE

         The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

         The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan"). The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

         Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

         The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

         For Class A Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. There is no carryover of any unreimbursed actual net expenses to succeeding years.

         In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

         The Plans for Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for the Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

         Because of fluctuations in net asset value, the plan fees with respect to a particular Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

         Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

         In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Claymore funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

         The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund), the Funds advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments, as determined from time to time by the Adviser or the Distributor, may be different for different authorized dealers.

         The prospect of receiving, or the receipt of, such compensation, as described above, by authorized dealers may provide such authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which such authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

                                 TRANSFER AGENT

         The Fund's transfer agent, shareholder service agent and dividend disbursing agent is [Transfer Agent]. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

         Subject to policies established by the Board of Trustees of the Fund, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to Sub-Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Sub-Adviser in connection with the Fund. Conversely, such information provided to the Sub-Adviser and its affiliates by brokers and dealers through whom other clients of the Sub-Adviser and its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Sub-Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

         The Sub-Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser, the Sub-Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Sub-Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

         The Sub-Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

         Certain broker-dealers, through which the Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Sub-Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

                              SHAREHOLDER SERVICES

         The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

Investment Account

         Each shareholder has an investment account under which the investor's shares of the Fund are held by [Transfer Agent], the Fund's transfer agent. [Transfer Agent/Shareholder Servicing Agent] performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in the Fund will receive statements quarterly from [Transfer Agent/Shareholder Servicing Agent] showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to [Transfer Agent/Shareholder Servicing Agent].

Share Certificates

         Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to [ ], requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to [Shareholder Servicing Agent]. On the date the letter is received, [Transfer Agent/Shareholder Servicing Agent] will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

Retirement Plans

         Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

Automated Clearing House ("ACH") Deposits

         Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once [Shareholder Servicing Agent] has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing [Distributor/Transfer Agent/Shareholder
Servicing Agent]or by calling [       ] ([       ] for the hearing impaired).

Systematic Withdrawal Plan

         A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services--Retirement Plans."

         Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

Reinstatement Privilege

         A Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Shares of the Fund.

                              REDEMPTION OF SHARES

         Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(d) the SEC, by order, so permits.

         In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

Waiver of Contingent Deferred Sales Charge

         As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class C Shares will be subject to a contingent deferred sales charge ("Class C CDSC"). The Class C CDSC is waived on redemptions of Class C Shares in the circumstances described below:.

Redemption Upon Death or Disability

         The Fund will waive the Class C CDSC on redemptions following the death or disability of a Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the Class C CDSC.

         In cases of death or disability, the Class C CDSC will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Class C CDSC applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

Redemption in Connection with Certain Distributions from Retirement Plans

         The Fund will waive the Class C CDSC when a total or partial redemption is made in connection with certain distributions from retirement plans. The Class C CDSC will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Class C CDSC is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

         The Fund does not intend to waive the Class C CDSC for any distributions from IRAs or other retirement plans not specifically described above.

Redemption Pursuant to the Fund's Systematic Withdrawal Plan

         A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

         The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a Class C CDSC may not exceed a maximum of [ ]% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

No Initial Commission or Transaction Fee

         The Fund will waive the Class C CDSC in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

Involuntary Redemptions of Shares

         The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the Class C CDSC upon such involuntary redemption.

Redemption by Adviser

         The Fund may waive the Class C CDSC when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's Common Shares. This discussion assumes you are a U.S. person and that you hold your Common Shares as capital assets. This discussion is based upon current provisions of the INTERNAL REVENUE CODE OF 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders owning large positions in the Fund).

         THE DISCUSSIONS SET FORTH HEREIN AND IN THE PROSPECTUS DO NOT CONSTITUTE TAX ADVICE AND POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its Common Shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

         The Fund expects to generate premiums from the writing of call options. The Fund will recognize short-term capital gains upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

         The Fund's transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

         The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

         The Code contains special "straddle" rules that generally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may enter into certain investments that constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

         The Fund expects that some of the call options it writes on portfolio securities will be "qualified covered calls" that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not "deep-in-the-money" as defined in the Code.

         If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the Common Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not be qualified dividend income, as discussed below under "Taxation of Common Shareholders."

         If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the Common Shareholders.

Taxation of Common Shareholders

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such Common Shareholder's gross income.

         Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. Although the Fund will invest in stocks that generate qualified dividend income, it is expected that the Fund's transactions in options may significantly limit the Fund's ability to pay ordinary income dividends that are treated as qualified dividend income for the Common Shareholders.

         Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Common Shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Common Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or exchange of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you realize on a sale or exchange of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

         Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         Common Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, Common Shareholders that have capital losses are urged to consult their tax advisers.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

                                FUND PERFORMANCE

         From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one- year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

         The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

         Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

         Total return is calculated separately for Class A Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

         The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

         The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

         [Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.]

         [In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement) and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

         For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

         The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

         Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.]

         From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

         From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. [Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future.] The Fund may also be marketed on the internet.

         In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

         The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

         The Fund's Annual and Semiannual Reports will contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at [ ]or by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

                               OTHER INFORMATION

Disclosure of Portfolio Holdings

         The Fund's Board of Trustees, the Adviser and the Sub-Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Fund, the Adviser and the Sub-Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or Sub-Adviser or any affiliated person of the Adviser or Sub-Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the [Portfolio Holdings Review Committee (PHRC)] and the Board of Trustees.

         Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when [it has been posted to the Fund's public web site. The Fund makes available on its public web site portfolio holdings information in the following manner:

      - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.

      - Fiscal Quarters: Complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter disclosed with a minimum lag time of 30 calendar days.

      - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 calendar days.]

         Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities. Any disclosure of non-public portfolio holdings information made to other entities must be approved by the Board of Trustees (or a designated committee thereof).

         Pre-Authorized Categories. Pursuant to the Policy, the Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. [The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Trustees.] Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

         [Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular Funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.]

         Shareholders In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

         Other Entities. Pursuant to the Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers or shareholders receiving in-kind distributions; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the [PHRC] and the Fund's Board of Trustees (or a designated committee thereof). The [PHRC] will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

         PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Fund, the Adviser [and the Sub-Adviser], is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

      -    address any outstanding issues relating to the Policy;

      - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

      - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

      - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

      - monitor potential conflicts of interest between Fund shareholders, on the one hand and those of the Adviser, the Distributor or affiliated persons of the Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

         The PHRC will regularly report to the Board of Trustees on the Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

         Ongoing Arrangements to Disclose Portfolio Holdings Information. At this time, the Adviser, the Sub-Adviser and the Fund have not entered into any ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings.

Custody of Assets

         Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by [Custodian, address], as custodian. [The custodian also provides accounting services to the Fund.]

Shareholder Reports

         Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent registered public accounting firm.

Proxy Voting Policy and Procedures and Proxy Voting Record

         The Fund's Proxy Voting Policy and Procedures are included as Appendix A to this Statement of Additional Information. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended July 30th is available without charge, upon request,
by calling [    ] or by visiting our web site at [     ]. This information is
also available on the SEC's web site at http://www.sec.gov.

Independent Registered Public Accounting Firm

         An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged [ ], located at [ ], to be the Fund's independent registered public accounting firm.

Legal Counsel

         Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

                                                                     Appendix A

                             RATINGS OF INVESTMENTS

STANDARD & POORR'S CORPORATION
------------------------------

         A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA            Debt rated "AAA" has the highest rating assigned by S&P.
               Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

         Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

_____________________

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

PREFERRED SECURITIES

AAA This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

         A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa             Bonds are judged to be of high quality by all standards.
               Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba, B, Caa, Ca, and C

         Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1          This designation denotes best quality. There is present
                      strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2          This designation denotes high quality. Margins of
                      protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3          This designation denotes favorable quality. All security
                      elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4          This designation denotes adequate quality. Protection
                      commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -    Leading market positions in well-established industries.

         -    High rates of return on Funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

PREFERRED SECURITIES RATINGS

aaa Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                                                                     Appendix B

                      PROXY VOTING POLICIES AND PROCEDURES

                             [TO COME BY AMENDMENT]

                           PART C: OTHER INFORMATION

Item 23.      Exhibits

       (a) (1)    Agreement and Declaration of Trust of Registrant (+)
           (2)    Certificate of Designation for:
                  (i)  Claymore/Fiduciary Hedged Core Equity Fund (+)
       (b)        By-Laws of Registrant (+)
       (c)        Form of Specimen Share Certificate for:
                  (i)  Claymore/Fiduciary Hedged Core Equity Fund (+)
       (d) (1)    Investment Advisory Agreement between Claymore Advisors,
                  LLC (the "Adviser" and: (i) Claymore/Fiduciary Hedged Core
                  Equity Fund (+)
           (2)    Investment Sub-Advisory Agreement among the Adviser and:
                  (i) Claymore/Fiduciary Hedged Core Equity Fund and Fiduciary
                      Asset Management, LLC (+)
       (e)        Underwriting and/or distribution contracts(+)
       (f)        Not applicable
       (g)        Form of Custody Agreement (+)
       (h) (1)    Form of Stock Transfer Agency Agreement (+)
           (2)    Form of Fund Accounting Agreement (+)
           (3)    Form of Administration Agreement (+)
                  (i) Opinion and Consent of Skadden, Arps, Slate, Meagher
                      & Flom LLP for:
       (i)        Claymore/Fiduciary Hedged Core Equity Fund (+)
       (j)        Consent of Independent Registered Public Accounting Firm (+)
       (k)        Not applicable
       (l)        Form of Initial Subscription Agreement (+)
       (m)        Plan of Distribution pursuant 12b-1 (+)
       (n)        Rule 18f-3 Plan (+)
       (p) (1)    Code of Ethics of the Fund and the Adviser (+)
           (2)    Codes of Ethics of investment sub-advisors:
                  (i)  Fiduciary Asset Management, LLC (+)
       (q)        Power of Attorney (+)
       ___________________

         (*)  Filed herewith

         (+) To be filed by further amendment.


Item 24.      Persons Controlled by or Under Common Control with the Fund

         See the Statement of Additional Information


Item 25.      Indemnification

         Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

         Reference is made to Article [], Section [] of the Registrant's Agreement and Declaration of Trust, which provides:

Item 26.      Business and Other Connections of the Investment Adviser

         See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" and "Investment Advisory Agreement," in the Statement of Additional Information for information regarding the business of the Adviser and the Sub-Adviser.

         For information as to the business, profession, vocation and employment of a substantial nature of each of directors and directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. [ ] ) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

         For information as to the business, profession, vocation and employment of a substantial nature of each of directors and directors and officers of Fiduciary, reference is made to Fiduciary's current Form ADV (File No. [ ] ) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

Item 27.      Principal Underwriters

         (a) [TO COME]

         (b) [TO COME]

         (c) [TO COME]

Item 28.      Location of Accounts and Records

         The accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained in part at the office of the Adviser at 2455 Corporate West Drive, Lisle, Illinois 60532, and in part at the offices of [ ].

Item 29.      Management Services

         Not applicable

Item 30.      Undertakings

         Not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Claymore/Fiduciary Hedged Core Equity Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lisle and State of Illinois, on the 18th day of February, 2005.


                                         By: /s/ Nicholas Dalmaso
                                            --------------------------------
                                         By: Nicholas Dalmaso, Trustee


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 18th day of February, 2005 by the following persons in the capacities set forth below.



Chief Executive Officer:

/s/ Nicholas Dalmaso
--------------------
Nicholas Dalmaso                   Trustee and Chief Legal and Executive Officer